                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     Know all men by these presents that Herbert R. Allen constitutes and appoints William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/ HERBERT R. ALLEN
                                       -----------------------------------------
                                       Herbert R. Allen

                                POWER OF ATTORNEY

     Know all men by these presents that Richard L. China constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 200                       /s/  RICHARD L. CHINA
                                       -----------------------------------------
                                       Richard L. China

                                POWER OF ATTORNEY

     Know all men by these presents that Donald P. Hodel constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/  DONALD P. HODEL
                                       -----------------------------------------
                                       Donald P. Hodel

                                POWER OF ATTORNEY

     Know all men by these presents that Ben L. Mueller constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/ BEN L. MUELLER
                                       -----------------------------------------
                                       Ben L. Mueller

                                POWER OF ATTORNEY

     Know all men by these presents that Alan R. Sielbeck constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/ ALAN R. SIELBECK
                                       -----------------------------------------
                                       Alan R. Sielbeck

                                POWER OF ATTORNEY

     Know all men by these presents that C. Byron Snyder constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/ C. BYRON SNYDER
                                       -----------------------------------------
                                       C. Byron Snyder

                                POWER OF ATTORNEY

     Know all men by these presents that Richard L. Tucker constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/ RICHARD L. TUCKER
                                       -----------------------------------------
                                       Richard L. Tucker

                                POWER OF ATTORNEY

     Know all men by these presents that Bob Weik constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/ BOB WEIK
                                       -----------------------------------------
                                       Bob Weik

                                POWER OF ATTORNEY

     Know all men by these presents that Jim P. Wise constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/ JIM P. WISE
                                       -----------------------------------------
                                       Jim P. Wise

                                POWER OF ATTORNEY

     Know all men by these presents that James D. Woods constitutes and appoints Herbert R. Allen, William W. Reynolds and John F. Wombwell and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2001, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

November 30, 2001                      /s/ JAMES D. WOODS
                                       -----------------------------------------
                                       James D. Woods